________________________________________________________________________________


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 18, 2010

                              _____________________

                         Commission File No. 333-143750
                                 BARRICODE, INC.
        (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)

       Nevada                                             20-4662814
       ______                                             __________
(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)



                             112 NORTH CURRY STREET
                            CASON CITY, NEVADA 89703
                            ________________________
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (775) 284-3769
                                 ______________
                           (ISSUER'S TELEPHONE NUMBER)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective February 17, 2010 Thomas Delaney resigned as President and Chief Executive Officer, Chief Financial Officer, Treasurer and member of the Board of Directors of Barricode Inc. (the "Company")

Concurrent with Mr. Delaney's resignation G. Kelly O'Dea was appointed President and Chief Executive Officer and a member of the Board of Directors of the Company. Since 2005 Mr. O'Dea has been the Chairman of The Alliance for High Performance Leadership, a global strategic advice and applied innovation firm. Mr. O'Dea received a Global MBA WITH DISTINCTION from Thunderbird School of Global Management and received an undergraduate degree is in Political Science and Economics from The University of Portland

On February 17, 2010, James Schroer and Shane Carroll and were appointed as members of our Board of Directors to serve until the next annual meeting of our shareholders or their respective earlier death, resignation or removal from office.

James Schroer has been a Partner in Brandesign Group, EngageNextGen LLC, a management-consulting firm, since September 2008. From May 2005 through June, 2008, Mr. Schroer was President & Chief Executive Officer of Carlson Marketing Worldwide, a marketing and advertising firm. February 2001 through June 2003, Mr. Schroer was Executive Vice President of EVP Global Sales Marketing & Service Daimler Chrysler, an automotive industry company. In addition, Mr. Schroer is Chairman and Chief Executive Officer of Modiv Media, an Internet industry company and sits on a number of private companies Board of Directors.

Shane Carroll has spent the last 25 years in the travel industry both working in Canada, Ireland and England. Returning to Canada in 1999, Shane joined itravel2000 as EVP Product Development, to Deputy COO with the last four years as COO. As well he negotiated it's sale to British parent company, Travelzest PLC in October 2006. Mr. Carroll left itravel2000 in September 2009 to pursue new ventures.



SIGNATURES
__________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BARRICODE, INC.


Date: February 18, 2010
                                   BY: /s/ THOMAS DELANEY
                                   ______________________
                                   NAME: THOMAS DELANEY
                                   TITLE: PRESIDENT